Licensee    The Procter & Gamble Company         Agreement Number    1299-100
         -----------------------------------                      --------------

                                                                    Exhibit 10.7

                        PLUMTREE SOFTWARE INCORPORATED
                        ------------------------------

                          SOFTWARE LICENSE AGREEMENT
                          --------------------------

This software license agreement (the "Agreement") made and entered into this 17th day of December, 1999, by and between Plumtree Software Incorporated (hereinafter referred to as "Plumtree") and The Procter & Gamble Company, an Ohio corporation with offices in Cincinnati, Ohio on behalf of itself, its subsidiaries, its affiliates, and joint ventures worldwide, existing now or in the future, as further defined per paragraph 6.a. (hereinafter referred to as "Licensee"). This Agreement includes the attached Maintenance Service Terms and Conditions and the attached Software Copy and Use Restrictions that reference this Agreement by its agreement number.

1.   DEFINITIONS
     -----------
(a) "Documentation" means, collectively, the operation instructions, user manuals, help files and all technical information and materials, in written or electronic form, provided by Plumtree to Licensee and that are intended for use in connection with the Software.

(b) "Server Location" means the address at which the Server Software is to be installed, as indicated in the applicable Product Schedule.

(c) "Software" means each Plumtree Software program in object code format set forth in a Product Schedule, including any updates, modifications, or new releases of such software program that Plumtree provides to Licensee from time to time.

2.   GRANT OF LICENSE
     ----------------
Plumtree grants to Licensee or its affiliates' authorized employees and any agents or contractors using the software in the performance of service for Licensee or its affiliates a non-exclusive perpetual right to install and use the Software in accordance with this Agreement. The Software is licensed by Plumtree, not sold.

3.   COPY AND USE RESTRICTIONS
     -------------------------
(a) Licensee's use of the Software is subject to the terms on the attached Software Copy and Use Restrictions.

(b) Licensee may copy the Software as reasonably necessary for backup, archival or offsite disaster recovery purposes. Licensee shall have the right to copy, install, and use older versions of the Software in place of the licensed version of the Software. Documentation may not be copied.

(c) Licensee may not, nor allow any third party to: (i) decompile, disassemble, or reverse engineer the Software except to the extent expressly permitted by applicable law without Plumtree's consent; (ii) remove any product identification or proprietary rights notices; (iii) lease, lend, use the Software for timesharing or service bureau purposes; (iv) except with Plumtree's prior written permission, publish any performance or benchmark tests or analysis relating to the Software; or (v) otherwise use or copy the Software except as expressly provided herein.

4.   LICENSE FEES
     ------------
Invoices shall be prepared and sent in accordance with the instructions on Licensee's Purchase Order. Invoices that do not follow these instructions are subject to potentially significant delays in payment. Plumtree will mail invoices for all licensee fees and other charges covered by this Agreement to the billing address(es) furnished by Licensee. Upon receipt Licensee will process all invoices for payment on a net [***] from receipt of Plumtree's correct invoice at Licensee's offices, but in no case before the Licensee accepts the software and has received an executed copy of this Agreement. Late payments will bear interest at the rate of 1.5% per month, or, if lower, the maximum rate allowed by law. Licensee is responsible for all taxes, charges or duties including, without limitation, sales, use, value added, royalty or withholding taxes imposed by a federal, state, provincial, local or other government entity on software or services provided under this Agreement. Licensee shall pay all state taxes directly to the State of Ohio, due to its Direct Tax Payment Permit, if Plumtree is obligated to collect taxes, then the appropriate amount will be added to Licensee's invoice.

5.   MAINTENANCE SERVICES.  The terms governing any Software maintenance and
     --------------------
support services purchased by Licensee are set out on the attached Maintenance Terms and Conditions.

6.   TRANSFER OF RIGHTS
     ------------------
(a) Licensee may not transfer, assign or delegate its rights or duties under this Agreement without the prior written consent of Plumtree; provided however, that Licensee may assign its rights in whole or in part to any affiliates of Licensee, this includes any entity which is acquired by The Procter & Gamble company during the term of this Agreement and including, for a period of six (6) months after any divestiture, any entity which is devested by The Procter & Gamble Company during the term of this Agreement (i) to any entity that acquires substantially all of Licensee's stock or assets or (ii) to the surviving corporation of any merger, consolidation or reorganization to which Licensee is a party. No such assignment shall be effective unless (i) Licensee notifies Plumtree of the assignment in writing and (ii) the assignee agrees in writing to abide by the terms of this Agreement. Any assignment in violation of the foregoing shall be void.

7.   TERMINATION
     -----------
(a) Plumtree may terminate this Agreement if Licensee fails to cure any material breach of this Agreement within thirty (30) days of receiving notice of such breach from Plumtree. Upon any such termination, all of Licensee's right to use the Software shall immediately cease and Licensee shall promptly return to Plumtree or destroy all copies of the Software and Documentation.

(b) Any obligations to pay fees incurred under Sections 4 and 5 prior to termination and the provisions of Sections 8, 9, 10 and 12 shall survive termination of the Agreement for any reason. Termination is not an exclusive remedy and all other remedies will be available whether or not the Agreement is terminated.

8.   LIMITED WARRANTY AND DISCLAIMER
     -------------------------------
(a) Plumtree warrants that, when delivered and for a period of [***] thereafter, the Software licensed hereunder will materially conform to Plumtree's then current Documentation for such Software. Plumtree further warrants that all Software delivered to Licensee hereunder will record, store, process and present calendar dates falling on or after January 1, 2000, in the same manner, and with substantially similar functionality, as such Software on or before December 31, 1999.

[***] Denotes language for which Plumtree has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

(b) The preceding warranty will not apply if: (i) the Software is not used in accordance with the Documentation; (ii) the Software or any part thereof has been modified without the prior written consent of Plumtree; or (iii) a defect in the Software has been caused by any of Licensee's malfunctioning equipment.

(c) ANY LIABILITY OF PLUMTREE WITH RESPECT TO ANY SOFTWARE OR THE PERFORMANCE THEREOF UNDER ANY THEORY WILL BE LIMITED EXCLUSIVELY TO PRODUCT REPAIR OR REPLACEMENT OR, IF SUCH REPAIR OR REPLACEMENT IS INADEQUATE AS A REMEDY OR, IN PLUMTREE'S OPINION, IMPRACTICAL, TO A REFUND OF THE LICENSE FEE PAID FOR SUCH SOFTWARE. PLUMTREE DISCLAIMS ALL OTHER WARRANTIES OR CONDITIONS, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

9.   LIMITATION OF REMEDIES AND DAMAGES
     ----------------------------------
Regardless of the basis of recovery claimed, whether under any contract, negligence, strict liability or other theory, Plumtree's aggregate liability, with respect to any and all subject matters of the Agreement or any attachment, Product Schedule, or terms and conditions related thereto will be only for (A) indemnification payments referred to in Section 10 below, (B) bodily injury (including death) and damage to real and tangible personal property and (C) the amount of any other direct damages or loss up to the amount of the license fee paid by Licensee for the Software. PLUMTREE SHALL NOT BE LIABLE FOR LOSS OF OR DAMAGE TO RECORDS OR DATA; COST OF PROCUREMENT OF SUBSTITUTE GOODS, SERVICES OR TECHNOLOGY; OR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS, EVEN IF PLUMTREE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10.  INTELLECTUAL PROPERTY INDEMNITY
     -------------------------------
(a) Plumtree shall defend and hold Licensee harmless from any claim by a third party that the Software infringes any United States patent, trade secret or copyright of that third party, provided: (i) Plumtree is promptly notified of the claim; (ii) Plumtree receives reasonable cooperation from Licensee in protecting its rights related thereto; and (iii) Plumtree has the opportunity to assume sole control over the defense and all negotiations for a settlement or compromise. Plumtree will not be responsible for any settlement it does not approve in writing. The foregoing obligation of Plumtree does not apply with respect to Software or portions or components thereof: (i) not supplied by Plumtree; (ii) made in whole or in part in accordance with Licensee's specifications; (iii) which are modified by Licensee, if the alleged infringement relates to such modification; (iv) combined with other products (hardware or software), processes or materials where the alleged infringement relates to such combination; or (v) where Licensee continues the allegedly infringing activity after being notified thereof and provided modifications that would have avoided the alleged infringement.

(b) In the event the Software is held by a court of competent jurisdiction to constitute an infringement and its use is enjoined, Plumtree shall, at its sole option, either: (i) procure for Licensee the right to continue use of the Software; (ii) provide a modification to the Software so that its use becomes non-infringing, or (iii) replace the Software with software which is substantially similar in functionality and performance. If none of the foregoing alternatives is reasonably available to Plumtree, Plumtree shall refund the residual value of the License fees paid by Licensee for the infringing Software, depreciated over a three (3) year period from the date of delivery of the Software to Licensee. This Section 10 states Plumtree's sole liability and Licensee's exclusive remedy for infringement claims.

11.  U.S. GOVERNMENT USERS
     ---------------------
This paragraph is intently deleted.

12.  NON-DISCLOSURE
    --------------
The parties agree that software supplied by Plumtree and all technical and business information received from either party will be maintained in strict confidence with the exception of that which is (a) already known to the public,
(b) supplied to another party on a non-confidential basis, or ( c ) the same in substance as that rightfully obtained from a third party. Without the prior written consent of Licensee, which shall not be unreasonably withheld, Licensee's name will not be used as a reference, on a client list, in advertising, or in any way that might disclose the nature of the work. Licensee

13.  GENERAL
     -------
(a) Licensee is responsible for the cost of shipping, for payment of all applicable sales, use and other taxes and all applicable export and import fees, customs duties and similar charges (other than taxes based on Licensor's net income) arising from the payment of license or maintenance fees or the delivery or license of, the Software or maintenance services. Licensee will make all payments without reduction for any withholding taxes, which taxes shall be Licensee's sole responsibility, and Licensee will provide Plumtree with such evidence as Plumtree may reasonably request to establish that such taxes have been paid.

(b) Any dispute arising out of or relating to this Agreement or the breach thereof shall be governed by the laws of the State of Ohio without regard to or application of choice of laws, rules or principles. Both parties herby consent to the exclusive jurisdiction of such courts, and expressly waive any objections or defense based upon lack of personal jurisdiction or venue. The prevailing party shall be entitled to recover its reasonable attorneys fees and cost incurred in connection with any action or proceeding between Plumtree and Licensee arising out of or related to this Agreement.

(c) All notices delivered under the Agreement shall be in writing and deemed given upon receipt when delivered personally or upon confirmation of receipt following delivery of (i) overnight courier service or (ii) registered or certified mail, return receipt requested, postage prepaid, in each cased addressed to the Legal Department at the address indicated in the last executed Product Schedule, or at such other address of which one party is notified by the other in writing.

(d) If a provision of the Agreement or portion thereof is found to be invalid or unenforceable under applicable law, it shall be omitted from the Agreement without invalidating the remainder of such provision or the remaining provisions of the Agreement

(e) The Software is subject to U.S. export control laws and regulations and Licensee agrees to comply with all such applicable laws and regulations.

(f) The provisions of the Agreement shall be binding upon and inure to the benefit of the parties, their successors and permitted assigns.

(g) The Agreement, including the attached Exhibits or Attachments, represents the entire agreement between the parties, and expressly supersedes and cancels any prior oral or written agreements on the subjects herein. Each party acknowledges that it is not entering into the Agreement on the basis of any representations not expressly contained herein. Other than as specified herein, the Agreement may only be supplemented or modified by an amendment in writing executed by the parties. No additional or conflicting term in a purchase order or other document shall have any effect.

Agreed by the authorized representatives of the parties.

Licensee:  The Procter & Gamble Company
           --------------------------------------

By:        /s/ CONNIE M. FUGATT
           --------------------------------------

Name:      Connie M. Fugatt
           --------------------------------------

Title:     Section Manager, Global IT Purchases
           --------------------------------------

Date:      December 17, 1999
           --------------------------------------


              PLUMTREE SOFTWARE, INCORPORATED

By:        /s/ JOHN KUNZE
           --------------------------------------

Name:                    John Kunze
           --------------------------------------

Title:                     CEO
           --------------------------------------

Date:              12/21/99
           --------------------------------------

Licensee    The Procter & Gamble Company        Agreement Number    1299-100
            ----------------------------                            --------


                      SOFTWARE COPY AND USE RESTRICTIONS
                      ----------------------------------

This attachment relates to and is incorporated into the above-referenced Software License Agreement between Plumtree Software Incorporated ("Plumtree") and the named Licensee (the "Agreement"). Capitalized terms not specifically defined below have the same meaning as in the Agreement.

1. Software Copy and Use. The following product specific restrictions apply to Licensee's use of the Software.

(a) Licensee may use and install the software to support the following number of users: (i) (Refer to Product Schedule No. 001, per this Agreement Number.
(b)
2. THIS ATTACHMENT IS AN ADDITIONAL PART OF THE AGREEMENT AND DOES NOT CHANGE OR SUPERSEDE ANY TERM OF THE AGREEMENT EXCEPT TO THE EXTENT UNAMBIGUOUSLY CONTRARY THERETO.

Licensee  The Procter & Gamble Company      Agreement Number    1299-100
          ----------------------------                          --------


                   MAINTENANCE SERVICE TERMS AND CONDITIONS
                   ----------------------------------------

This attachment relates to and is incorporated into the above-referenced Software License Agreement between Plumtree Software Incorporated ("Plumtree") and the named Licensee (the "Agreement"). Capitalized terms not specifically defined below have the same meaning as in the Agreement.

1. MAINTENANCE SERVICES. In consideration for the fees described in Section 4 below, Plumtree will provide the services described below ("Maintenance Services").

(a)  Standard Telephone Support. During normal business hours (6:00 am. to 6:00
     --------------------------
p.m. Pacific Time, holidays excepted) Plumtree shall provide Licensee technical assistance by telephone with the installation and use of the Software, the identification of Software and/or Documentation problems and the reporting of Bugs. Licensee shall designate two contacts per server to request and receive telephone support services from Plumtree. Additional Licensee contacts can be designated in the Product Schedule for a mutually agreed to fee by both parties. Licensee shall notify Plumtree in writing of any changes to the designated Licensee contacts.

(b)  Supplemental Support.  Standard telephone support does not include
     --------------------
assistance with Plumtree Server API, Plumtree Server Active Server Pages and other products for which separate fees are charged, as indicated in the Product Schedule. Licensee may designate contacts to receive telephone support services specific to use of Plumtree Server API, Plumtree Server Active Server Pages or such other products, as indicated on the Product Schedule, for a mutually agreed to fee by both parties for each contact.

(c)  Software Updates. Plumtree will make available to Licensee each minor and
     ----------------
major functional release of the Software, that Plumtree makes generally available without additional charge to its maintenance customers and which is intended to replace a prior Software release. Plumtree shall make available to Licensee one (1) copy of the machine-readable Software for each Server Location. A major functional release is indicated by a change in the first digit of a version number, e.g. from 4.0.0 to 5.0.0; a minor functional release is indicated by a change in the second digit, e.g. from 4.0.0 to 4.1.0. Maintenance releases, which are indicated by a change in the third digit of a version number, e.g. from 5.0.1 to 5.0.2, are provided as needed in response to Licensee inquiry.

(d)  Bug Fixes. Plumtree shall exercise commercially reasonable efforts to
     ---------
correct any reproducible malfunction of the Software reported to Plumtree by Licensee that prevents the Software from performing in accordance with the operating specifications described in the then current Documentation (a "Bug").

2.   CONDITIONS OF SERVICE
(a)  Retirement of Releases. Plumtree provides Maintenance Services for a
     ----------------------
Software product version from the date the version becomes generally available until such version is retired. Plumtree retires prior commercial releases of the Software (i.e. discontinue problem determination and Bug fixes) as follows: (i) one month after the commercial release of the subsequent maintenance release;
(ii) no sooner than two (2) months after the commercial release of a new minor functional release; (iii) no sooner than six (6) months after the commercial release of a new major functional release. In all events, however, Plumtree will provide telephone support services with respect to questions regarding the "how-to" use of a retired release of the Software for six (6) months following its retirement.

(b)  Use of Software.  Licensee's use of any Software provided by Plumtree as
     ---------------
part of Maintenance Services shall be governed by the terms of the Agreement. Plumtree may change the services included in Maintenance Service at any time, effective as of the commencement of any renewal period.

3.   TERM AND TERMINATION
(a)  Term. Maintenance Service shall be provided for a term of one (1) year from
     ----
the delivery date of Software under Licensee's initial Product Schedule and shall be extended each year for one (1) additional year unless terminated by either party as provided herein.

(b)  Termination.  Licensee may terminate Maintenance Service at the end of the
     -----------
term by giving written notice to Plumtree at least thirty (30) days prior to the end of any such term. Should Licensee no longer need the Software purchased under this Agreement, Licensee shall have the right to discontinue payment of any maintenance or support fees under this Agreement. In the event advance payment has been made for maintenance or support during a period for which use is discontinued, Licensee shall be entitled to a pro-rata refund from Plumtree for the period for which the maintenance or support are not used. Plumtree may suspend or cancel Maintenance Service if Licensee fails to make payment pursuant to Section 4 below. Either party may terminate Maintenance Service if the other party breaches any material term or condition of the Maintenance Service terms and conditions and the breach is not remedied within thirty (30) days after receiving written notice of the breach. In the event the Agreement is terminated, Maintenance Service will also terminate automatically.

4.   FEES AND PAYMENT

(a)  Fees. The fee for the first year of Maintenance Service for any Software
     ----
licensed is specified in the applicable Product Schedule. The applicable fee for any renewal period shall be negotiated in good faith by both parties. For Software licensed after Licensee's initial order, the term of Maintenance Service will be set, and the fee will be pro-rated, so that the coverage periods for all Software licensed to Licensee and covered by Maintenance Services will coincide. When ordered, Maintenance Service must be ordered for all of the Software on a Product Schedule.

(b)  Payment.  Maintenance Service fees will be billed on an annual basis,
     -------
payable in advance and due within net [***] from receipt of Plumtree's correct invoice.

(c)  Lapse of Coverage.  In the event that coverage for Maintenance Service
     -------------------
lapses as a result of either termination by Licensee for any reason or by Plumtree for Licensee's non-payment, renewal of such service will require payment by Licensee of a reinstatement fee to Plumtree equal to [***] of the sum of the fees for any previously unpaid contract period(s) plus full payment for the subsequent annual period.

5.   EXCLUSIONS. Plumtree shall have no obligation to support:
(a)  Software modified without Plumtree's written consent;
(b)  Use of the Software other than in accordance with the Documentation;
(c) Software installed on any computer hardware or in combination with other software, except as specified in the Documentation.

6. LIMITATION OF LIABILITY. Plumtree's aggregate liability for damages from any cause of action whatsoever relating to Plumtree's obligations to provide Maintenance Service shall be limited to the amount paid by Licensee for such services for the

[***] Denotes language for which Plumtree has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

applicable year. Plumtree's liability shall be further limited as provided in the Agreement.

7. SERVICE CONTRACTS. THESE TERMS AND CONDITIONS CONSTITUTE A SERVICE CONTRACT AND NOT A PRODUCT WARRANTY. THIS ATTACHMENT IS AN ADDITIONAL PART OF THE AGREEMENT AND DOES NOT CHANGE OR SUPERSEDE ANY TERM OF THE AGREEMENT EXCEPT TO THE EXTENT UNAMBIGUOUSLY CONTRARY THERETO.

                           PRODUCT SCHEDULE NO. 002
                           ------------------------
                      (REPLACES PRODUCT SCHEDULE NO. 001)
                      -----------------------------------


1.   Product:       Plumtree Server Version 3.5 and all Plumtree technology
                    developed over a [***] period

                    Number of Users licensed: Enterprise Wide for up to [***] users
                    Additional users beyond [***] may be purchased at unlimited amounts for a price of [***] per user. Procter and Gamble will notify Plumtree on the first day of a calendar quarter if additional users are requested.

2.   License Fee:   Product                                 Price
                    -------                                 -----
                    All Plumtree technology developed       [***] per year
                    over a [***] period

                    Fixed fees may be required to support any licensed technologies in new, non-corporate portal products. Fees will be payable to Plumtree at an amount equal to [***]. Service and maintenance terms of this contract provide for any new versions of the corporate portal product.

3.   Duration:      [***] beginning [***] and ending [***]

                    As of [***] Procter and Gamble will own the Enterprise Wide License for up to [***] users.

4.   Support Fees:

     . Maintenance is included in the [***] per year license fee for the [***] period from [***] to [***].
     . Procter and Gamble may purchase a Maintenance Contract commencing on [***]. The initial contract will cover a term of [***] through [***]. [***] the terms of the Service and Maintenance Agreement will extend [***].
     . Maintenance fee as of [***] is calculated as [***] of yearly license fee of [***].
     . Maintenance for the term of [***] through [***] in the amount of [***] shall be due [***] days following receipt of valid invoice.
     . Subsequent years' maintenance shall be per "Maintenance Service Terms and Conditions" attachment of the Software License Agreement of which this Product Schedule is made a part.

5. Payment Schedule: Plumtree shall invoice Procter and Gamble for [***] in [***], [***] in [***], and [***] in [***]. Thereafter, Plumtree shall invoice Procter and Gamble [***] per calendar quarter for the remaining years of the contract, ending [***]. Procter and Gamble shall pay within thirty (30) days of receipt of invoice.

6. Services: Implementation Services shall be invoiced at an amount not to exceed [***] through [***]. Effective [***], Professional Services may be purchased at a rate of [***] per hour for each Plumtree Application Consultant.

7. Co-Development: Plumtree and Procter and Gamble will dedicate development resources to a co-development effort. Procter and Gamble resources may be hosted in San Francisco at Plumtree facilities. Co-development plans will be made quarterly. Plans will be mutually agreed to and tracked. Plumtree will provide between one and two resources on a continual basis for the duration of this contract.


LICENSOR:  PLUMTREE SOFTWARE           LICENSEE:  CUSTOMER

     /s/ JOHN KUNZE                         /s/ CONNIE M. FUGATT
-----------------------------          ----------------------------------
Authorized Signature                   Authorized Signature

         John Kunze                             Connie M. Fugatt
-----------------------------          ----------------------------------
Name                                   Name

             CEO                                 Section Manager
-----------------------------          ----------------------------------
Title                                  Title

          6/28/00                                  June 21, 2000
-----------------------------          ----------------------------------
Date                                   Date

[***] Denotes language for which Plumtree has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.